UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2017

Date of reporting period:	8/31/2017

Item 1 – Reports to Stockholders

     PRUDENTIAL NATIONAL MUNI FUND, INC.

ANNUAL REPORT

AUGUST 31, 2017

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Objective: High level of current income exempt from federal income taxes

Highlights

•	An overweight versus the Bloomberg Barclays Municipal Bond Index (the Index) in health care bonds, which outperformed during the reporting period, contributed favorably to performance.

•

The Fund benefited from its overweight relative to the Index in tobacco settlement bonds, which was one of the top-performing sectors during the reporting period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Trust Agreement.

•	The Fund’s longer duration versus the Index detracted from performance as interest rates rose during the reporting period. Duration measures a portfolio’s sensitivity to changes in interest rates.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential National Muni Fund, Inc.

However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential National Muni Fund, Inc. informative and useful. The report covers performance for the 12-month period ended August 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: The name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its federal funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial adviser who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential National Muni Fund, Inc.

October 16, 2017

Prudential National Muni Fund, Inc.	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–3.95	2.01	3.76
Class B	–5.02	2.42	3.93
Class C	–1.69	2.08	3.50
Class Z	0.24	3.10	4.44
Bloomberg Barclays Municipal Bond Index	0.88	3.23	4.73
Lipper General & Insured Municipal Debt Funds Average	0.32	3.00	4.14

	Average Annual Total Returns as of 8/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	0.06	2.85	4.18
Class B	–0.19	2.59	3.93
Class C	–0.72	2.08	3.50
Class Z	0.24	3.10	4.44
Bloomberg Barclays Municipal Bond Index	0.88	3.23	4.73
Lipper General & Insured Municipal Debt Funds Average	0.32	3.00	4.14

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2007) and the account values at the end of the current fiscal year (August 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential National Muni Fund, Inc.	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.50%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index (the Index) is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper General & Insured Municipal Debt Funds Average—The Lipper General & Insured Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/17 (%)
AAA	16.8
AA	45.5
A	27.5
BBB	8.4
B	1.2
CCC	0.4
CC	0.4
Not Rated	0.4
Cash/Cash Equivalents	–0.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/17
	Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			39.6%	43.4%		39.6%	43.4%
Class A	0.52	1.44	2.38	2.54	1.44	2.38	2.54
Class B	0.48	1.24	2.05	2.19	1.24	2.05	2.19
Class C	0.41	0.75	1.24	1.33	0.75	1.24	1.33
Class Z	0.55	1.74	2.88	3.07	1.74	2.88	3.07

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Prudential National Muni Fund, Inc.	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential National Muni Fund’s Class A shares returned 0.06%, without sales charges, for the 12-month period ended August 31, 2017, underperforming the 0.88% return of the Index, and underperforming the 0.32% return of the Lipper General & Insured Municipal Debt Funds Average.

What were market conditions?

•

Municipal securities began the reporting period with weak performance, largely due to a seasonal supply-and-demand imbalance. More dramatic underperformance followed the November US presidential election. Donald Trump’s victory caught the market off guard, and interest rates surged higher on expectations of fiscal stimulus and in reaction to inflationary pressures. For several weeks after the election, municipal bonds underperformed Treasuries as mutual fund investment outflows accelerated. Thereafter, and for the remainder of the reporting period, municipal securities exhibited strong performance, supported by interest rate stabilization, diminished supply, and consistently positive mutual fund inflows.

•

During the reporting period, the Federal Reserve (the Fed) hiked short-term interest rates three times, with 25-basis-point increases in December, March, and June. (A basis point is 1/100th of a percent.) However, given concerns regarding global growth, the path to higher rates was expected to be gradual. The municipal yield curve between five-year and 30-year maturities steepened by 32 basis points during the reporting period.

•

Investors continued to weigh the news from Puerto Rico, as the commonwealth’s credit concerns continued. Significant uncertainty persisted, given that negotiations between Puerto Rico and its creditors were being conducted in court-supervised restructuring proceedings. The municipal bond market continued to view the fiscal crisis in Puerto Rico as non-systemic. Following the devastation caused by Hurricane Maria, bonds across the Puerto Rico complex were down significantly (4-10 basis points). Federal resources have been deployed to assist with the recovery efforts. Congress is expected to vote on an additional aid package to help with recovery and rebuilding efforts in Puerto Rico, Texas and Florida. On October 3rd, the President visited Puerto Rico. In an interview that evening he stated that the debt should be wiped out. Following these comments, the bid side (buyers) backed up by about 10 basis points overnight. In early trading on October 4th, Puerto Rican General Obligation Bonds paying 8% with a 2035 maturity date traded as low as $32. By mid-morning Trump’s budget director clarified the President’s comments and stated that the debt would not be wiped out. He noted that PROMESA is in effect and debt restructuring will occur within this framework. The Governor of Puerto Rico provided similar comments stating that Puerto Rico will restructure its debt through the bankruptcy process currently underway.

•	In Illinois, following years of political stalemate, gridlock was alleviated, as the governor and legislature enacted a state budget near the end of the reporting period, which

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included school funding reforms as well as additional tax revenues. While not viewed as a panacea to Illinois’ significant challenges, these measures have helped to stabilize the state’s credit in the market’s view.

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded retiree obligations remain a broader long-term issue, with the states of Illinois and New Jersey, and the city of Chicago, at the forefront of this concern.

What worked?

•	An overweight versus the Index in health care bonds, which outperformed during the reporting period, contributed favorably to performance.

•

The Fund benefited from its overweight relative to the Index in tobacco settlement bonds, which was one of the top-performing sectors during the reporting period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Trust Agreement.

What didn’t work?

•	The Fund’s longer duration versus the Index detracted from performance as interest rates rose during the reporting period. Duration measures a portfolio’s sensitivity to changes in interest rates.

•

The Fund’s overweight versus the Index in longer-term municipal bonds detracted from performance as spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term bonds widened.

Did the Fund use derivatives and how did they affect performance?

•

The Fund held futures contracts on US Treasuries during part of the reporting period in order to shorten the portfolio’s duration, which reduced its sensitivity to changes in interest rates. This strategy had a slightly positive impact on performance during the reporting period.

Current outlook

•	PGIM Fixed Income expects a less supportive seasonal technical environment heading into the fourth quarter of 2017.

•	However, technicals typically improve into a calendar year end.

•	A range-bound interest rate environment should continue to be supportive of mutual fund flows. Any supply-driven cheapening should present attractive buying opportunities.

•	Tax reform discussions will be closely monitored, but are not expected to negatively impact the market in 2017.

•

While the problems of certain credits that have dominated the municipal market headlines in recent years have not been resolved, PGIM Fixed Income continues to believe that these credit stories do not pose a systemic risk to the broader municipal market.

Prudential National Muni Fund, Inc.	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential National Muni Fund, Inc.		Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,032.60	0.83%	$4.25
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Class B	Actual	$1,000.00	$1,031.20	1.08%	$5.53
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class C	Actual	$1,000.00	$1,028.80	1.58%	$8.08
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Class Z	Actual	$1,000.00	$1,033.20	0.58%	$2.97
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for

each	share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184
days	in the six-month period ended August 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended
August	31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any
underlying	portfolios in which the Fund may invest.

Prudential National Muni Fund, Inc.	13

Schedule of Investments

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.5%

Alabama 0.4%
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.000%	10/01/44	500	$563,885
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.250	10/01/48	500	571,095
Lower Alabama Gas Dist. Rev., Ser. A	5.000	09/01/46	1,000	1,238,230

				2,373,210

Arizona 4.0%
Arizona St. Ctfs. Part. Dept. Admin., Ser. A, AGM	5.250	10/01/28	2,000	2,171,000
Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth. Oblig. Grp., Ser. A, Rfdg.	5.000	01/01/38	2,500	2,924,275
Phoenix Civic Impvt. Corp., Jr. Lien, Ser. A (Pre-refunded date 07/01/19)(ee)	5.000	07/01/39	5,000	5,374,700
Pima Cnty. Indl. Dev. Auth., Tucson Elec. Pwr.	4.000	09/01/29	2,000	2,107,980
Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. A, Rfdg.	4.000	01/01/38	2,000	2,178,700
Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. A, Rfdg.	5.000	01/01/39	5,000	5,253,900
Salt Verde Fin. Corp., Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	2,575	3,099,553
Salt Verde Fin. Corp., Sr. Gas Rev., Sr. Bonds	5.000	12/01/37	3,070	3,738,923

				26,849,031

California 15.2%
Anaheim Pub. Fin. Auth. Lease Rev., Sr. Pub. Impvts. Proj., Ser. A, AGM	6.000	09/01/24	5,500	6,711,210
Bay Area Toll Auth. Rev., Toll Bridge, Ser. F-1	5.000	04/01/56	2,000	2,314,720
California Cnty. Tob. Secur. Corp., Tob. Conv. Bonds Asset-Bkd., Ser. B	5.100	06/01/28	1,250	1,240,613
California Hlth. Facs. Fin. Auth. Rev., Lucile Salter Packard Children	4.000	11/15/47	650	684,515
California Hlth. Facs. Fin. Auth. Rev., Lucile Salter Packard Children	5.000	11/15/56	1,500	1,740,330
California Hlth. Facs. Fin. Auth. Rev., Stanford Healthcare., Ser. A	5.000	08/15/54	1,000	1,132,220
California Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, Ser. A-1	5.000	11/01/27	1,000	1,269,970
California Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, Ser. A-2	4.000	11/01/44	3,000	3,156,150
California Hlth. Facs. Fin. Auth. Rev., Scripps Hlth., Ser. A	5.000	11/15/36	1,000	1,086,570

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	15

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Hlth. Facs. Fin. Auth. Rev., Stanford Hosp., Ser. B, Rfdg.	5.000%		11/15/36	2,000	$2,220,900
California Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., Ser. D	5.250		08/15/31	1,000	1,146,810
California Poll. Ctl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	5.250		08/01/40	1,250	1,364,800
California St., GO	5.000		03/01/45	3,000	3,465,630
California St., GO	5.250		11/01/40	1,250	1,408,337
California St., GO, Rfdg.	5.000		08/01/45	500	581,465
California St., Var. Purp., GO	5.000		10/01/29	2,000	2,167,880
California St., Var. Purp., GO	5.000		09/01/41	4,250	4,836,032
California St., Var. Purp., GO	5.000		10/01/41	1,250	1,425,837
California St., Var. Purp., GO	5.000		04/01/42	7,000	7,984,410
California St., Var. Purp., GO	5.000		10/01/44	2,500	2,921,050
California St., Var. Purp., GO	5.250		04/01/35	1,250	1,467,775
California St., Var. Purp., GO	5.500		11/01/39	1,000	1,091,930
California St., Var. Purp., GO	6.000		03/01/33	1,500	1,685,265
California St., Var. Purp., GO	6.000		04/01/38	3,500	3,772,895
California St., Var. Purp., GO	6.000		11/01/39	2,000	2,209,280
California St. Univ. Rev., Ser. A, Rfdg.	5.000		11/01/37	1,250	1,423,600
California Statewide Cmnty. Dev. Auth. Rev., Cottage Hlth., Rfdg.	5.000		11/01/40	2,100	2,256,156
California Statewide Cmnty. Dev. Auth. Rev., Sutter Hlth., Ser. A	6.000		08/15/42	3,000	3,400,020
Foothill-De Anza Cmnty. College Dist., Ser. C, GO (Pre-refunded date 08/01/21)(ee)	5.000		08/01/40	1,250	1,444,950
Golden St. Tob. Secur. Corp., Rev., Enhanced Asset-Bkd., Ser. A, Rfdg., AMBAC, CABS	4.600		06/01/23	2,000	2,055,300
Golden St. Tob. Secur. Corp., Rev., Ser. A-1, Rfdg.	5.000		06/01/28	1,125	1,344,488
Golden St. Tob. Secur. Corp., Rev., Ser. A-1, Rfdg.	5.000		06/01/29	1,250	1,480,937
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.000		11/15/35	1,140	1,387,768
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.250		11/15/19	1,000	1,092,700
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.500		11/15/37	1,000	1,282,830
Los Angeles Calif. Dept. Arpts. Rev., Ser. A, AMT	5.000		05/15/38	2,500	2,816,150
Los Angeles Calif. Dept. of Wtr. & Pwr. Sys., Ser. B	5.000		07/01/34	2,500	2,930,475
Los Angeles Dept. of Arprts. Rev., Sub. Ser. A, AMT	5.000		05/15/47	1,000	1,159,060
M-S-R Energy Auth., Calif., Ser. A	6.500		11/01/39	2,000	2,880,440
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	2.600	(t)	08/01/25	2,000	1,629,380
Port of Oakland Rev., Sr. Lien, Ser. P, Rfdg., AMT	5.000		05/01/33	1,750	1,996,767
Riverside Cnty. Pub. Fing. Auth. Rev., Capital Facs. Proj.	5.250		11/01/45	1,000	1,193,820
San Diego Cmnty. College Dist., Election 2006, GO (Pre-refunded date 08/01/21)(ee)	5.000		08/01/41	1,500	1,732,065

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
San Diego Cnty. Regl. Arpt. Auth., Ser. B, Sr., AMT	5.000%	07/01/43	2,000	$2,212,520
San Francisco City & Cnty. Arpts. Comm. Rev., Second Ser., Ser. A, Rfdg., AMT	5.250	05/01/33	1,000	1,157,010
San Francisco City & Cnty. Arpts. Comm. Rev., Second Ser., Ser. F, Rfdg., AMT	5.000	05/01/28	1,635	1,839,228
State of California, GO, Rfdg.	5.000	08/01/46	1,500	1,757,475
University Calif. Rev. Gen., Ser. O (Pre-refunded date 05/15/19)(ee)	5.750	05/15/34	750	812,828
Walnut Energy Ctr. Auth. Rev., Rfdg.	5.000	01/01/34	800	947,504

				101,320,065

Colorado 1.2%
Colorado Ed. & Cultural Facs. Auth. Rev., Univ. of Denver, Ser. A	5.000	03/01/47	1,500	1,741,005
Colorado Hlth. Facs. Auth. Rev., Vail Valley Med. Ctr. Rev.	4.000	01/15/45	1,500	1,560,615
Denver City & Cnty. Arpt. Sys. Rev., Ser. A, Rfdg., AMT	5.250	11/15/22	1,000	1,161,690
Denver Conv. Ctr. Hotel Auth. Rev., Sr., Rfdg.	5.000	12/01/40	500	565,555
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Ser. HH (Pre-refunded date 06/01/19)(ee)	5.000	06/01/27	1,500	1,607,520
Univ. Colo. Enterprise Sys. Rev., Ser. A (Pre-refunded date 06/01/19)(ee)	5.375	06/01/32	1,000	1,077,270

				7,713,655

Connecticut 0.4%
Connecticut St. Dev. Auth. Rev., Light & Pwr. Co. Proj., Ser. A, Rfdg.	4.375	09/01/28	1,000	1,109,290
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375	07/01/41	1,250	1,368,075

				2,477,365

District of Columbia 3.9%
Dist. of Columbia, Ser. A, GO, Rfdg.	4.000	06/01/37	1,000	1,082,200
Dist. of Columbia, Rev., Brookings Inst. (Pre-refunded date 04/01/19)(ee)	5.750	10/01/39	5,000	5,384,450
Dist. of Columbia, Rev., Friendship Pub. Chrt. Schl., Rfdg.	5.000	06/01/46	1,385	1,498,016
Dist. of Columbia, Rev., Gallaudet Univ.	5.500	04/01/34	600	671,544
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	6.000	07/01/43	850	984,997
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	6.000	07/01/48	725	838,049
Dist. of Columbia, Ser. E, GO, BHAC	5.000	06/01/28	5,000	5,151,550
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev., Rfdg., AMT	5.000	10/01/47	1,000	1,155,930

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	17

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

District of Columbia (cont’d.)
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev., Ser. A, Rfdg., AMT	5.000%	10/01/31	2,500	$2,850,375
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev., Ser. A, Rfdg., AMT	5.000	10/01/44	1,000	1,127,430
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev., Ser. A, AMT	5.250	10/01/27	1,000	1,043,810
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev., Ser. B, Rfdg., AMT	5.000	10/01/25	3,000	3,314,700
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev., Ser. C, Rfdg., AMT	5.000	10/01/27	1,000	1,134,500

				26,237,551

Florida 9.0%
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.000	10/01/45	3,000	3,372,780
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.250	10/01/43	1,500	1,690,800
Citizens Ppty. Ins. Corp., Sr. Sec’d., Coastal, Ser. A-1	5.000	06/01/19	1,250	1,338,200
Citizens Ppty. Ins. Corp., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,164,700
Cityplace Cmnty. Dev. Dist. Rev., Rfdg.	5.000	05/01/26	1,000	1,150,250
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	567,550
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	6.000	04/01/42	1,000	1,167,690
Florida St. Brd. Ed. Lottery Rev., Ser. B	5.000	07/01/23	5,185	5,420,969
Greater Orlando Aviation Auth. Rev., Priority Sub. Ser. A, AMT	5.000	10/01/52	1,000	1,142,780
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth./Sunbelt, Rmkt., Ser. B	6.000	11/15/37	2,440	2,677,070
Miami Beach Redev. Agcy. Tax Alloc., Tax Incr. Rev. City Ctr. Rdfg., AGM	5.000	02/01/44	1,500	1,696,320
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. B	5.000	10/01/41	2,500	2,711,600
Miami Dade Cnty. Aviation Rev., Ser. B, Rfdg., AMT	5.000	10/01/40	2,000	2,323,100
Miami Dade Cnty. Hlth. Facs. Auth. Rev., Nicklaus Children’s Hospital, Ser. A, Rfdg.	5.000	08/01/42	1,955	2,244,790
Miami Dade Cnty. Wtr. & Swr. Sys. Rev., Ser. B, Rfdg., AGM	5.250	10/01/22	5,000	5,962,950
Mid-Bay Bridge Auth. Rev., Ser. A, Rfdg.	5.000	10/01/40	1,000	1,128,810
North Sumter Cnty. Util. Dependent Dist., Wtr. & Swr. Rev.	5.750	10/01/43	1,500	1,653,615
Orange Cnty. Hlth. Fac. Auth. Rev., Orlando Hlth. Inc., Ser. B, Rfdg.	5.000	10/01/44	1,000	1,129,950
Orlando Util. Comm. Sys. Rev., Ser. A (Pre-refunded date 04/01/19)(ee)	5.250	10/01/39	5,000	5,343,600

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Palm Beach Hlth. Facs. Auth. Rev., BRRH Corp. Oblig. Grp., Rfdg.	5.000%	12/01/31	500	$556,090
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc.	5.250	10/01/34	750	809,288
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc., Ser. A	6.250	04/01/39	2,500	2,667,975
South Miami Hlth. Facs. Auth. Hosp. Rev., Baptist Hlth. South FL. Grp.	5.000	08/15/27	3,750	3,762,675
Tampa FL. Hlth. Sys. Rev., Baycare Hlth. Sys., Ser. A	5.000	11/15/33	3,000	3,360,630
Tampa-Hillsborough Cnty. Expressway Auth. Rev.	5.000	07/01/47	2,000	2,324,940
Village Cmnty. Dev. Dist. No.6, Spl. Assess., Rfdg.	4.000	05/01/27	350	381,843
Village Cmnty. Dev. Dist. No.6, Spl. Assess., Rfdg.	4.000	05/01/28	365	392,882
Village Cmnty. Dev. Dist. No.6, Spl. Assess., Rfdg.	4.000	05/01/29	380	405,969
Village Cmnty. Dev. Dist. No.10, Spl. Assess.	4.500	05/01/23	1,245	1,326,274

				59,876,090

Georgia 2.5%
Athens-Clarke Cnty. Unified Govt. Wtr. & Swr. Rev., Rfdg. (Pre-refunded date 01/01/19)(ee)	5.625	01/01/33	2,000	2,126,040
Atlanta Arpt. & Marina Rev., Gen., Ser. C, Rfdg.	6.000	01/01/30	3,250	3,777,897
Atlanta Arpt. Rev., Gen., Ser. B, AMT	5.000	01/01/30	500	551,530
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. Vogtle. Proj., Ser. B	5.500	01/01/33	750	760,118
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Ser. D, AGM	5.500	07/01/41	1,500	1,593,165
Private Colleges & Univs. Auth. Rev., Emory Univ., Ser. C	5.250	09/01/39	5,000	5,375,600
Private Colleges & Univs. Auth. Rev., Savannah College of Art & Design	5.000	04/01/44	2,120	2,322,439

				16,506,789

Hawaii 0.8%
Hawaii Pac. Hlth. Rev., Ser. A, Rfdg.	5.500	07/01/40	1,000	1,086,390
Hawaii Pac. Hlth. Spl. Purp. Rev., Ser. B	5.750	07/01/40	500	546,750
Hawaii St. Arpts. Sys. Rev., Ser. A, AMT	5.000	07/01/45	1,000	1,135,670
Hawaii St. Dept. Budget & Fin., Pac. Hlth. Oblig., Ser. A, Rfdg.	5.500	07/01/43	2,500	2,843,550

				5,612,360

Idaho 0.2%
Idaho Hlth. Facs. Auth. Rev., Trinity Hlth. Grp., Ser. B (Pre-refunded date 12/01/18)(ee)	6.250	12/01/33	1,000	1,067,550

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	19

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Illinois 11.9%
Chicago, Proj., Ser. A, GO, Rfdg.	5.250%		01/01/29	500	$544,850
Chicago, Ser. C, GO, Rfdg.	5.000		01/01/23	270	291,778
Chicago, Ser. C, GO, Rfdg.	5.000		01/01/24	340	377,907
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. C (Pre-refunded date 01/01/21)(ee)	6.500		01/01/41	1,000	1,177,330
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., Sr. Lien, Ser. B, Rfdg., AMT	5.000		01/01/32	2,000	2,183,420
Chicago O’Hare Int’l. Arpt. Rev., Sr. Lien, Ser. D	5.250		01/01/42	2,000	2,367,460
Chicago Rfdg., Rmkt., GO	5.000		01/01/19	750	774,713
Chicago Rfdg., Ser. C., GO	5.000		01/01/26	1,000	1,115,990
Chicago Rfdg. Proj., Ser. A, GO, AGM	5.000		01/01/29	5,000	5,329,550
Chicago Trans. Auth., 2nd Lien	5.000		12/01/46	3,000	3,275,940
Chicago Trans. Auth. Sales Tax Recpts. Rev.	5.250		12/01/40	1,000	1,080,810
Chicago Wastewater Transmn. Rev., 2nd Lien	5.000		01/01/39	2,000	2,172,560
Chicago Wastewater Transmn. Rev., 2nd Lien, Rmkt., Ser. C, Rfdg.	5.000		01/01/39	2,000	2,184,360
Chicago Wastewater Transmn. Rev., 2nd Lien, Ser. A	5.000		01/01/47	1,000	1,101,760
Chicago Waterworks Rev., 2nd Lien, Rdfg.	5.000		11/01/32	1,295	1,396,813
Chicago Waterworks Rev., 2nd Lien, Rfdg.	5.000		11/01/36	1,250	1,418,337
Chicago Waterworks Rev., 2nd Lien, Ser. A-1	5.000		11/01/30	1,380	1,599,503
Illinois Fin. Auth. Rev., Advocate Healthcare, Ser. B, Rfdg. (Pre-refunded date 04/01/19)(ee)	5.375		04/01/44	940	1,004,898
Illinois Fin. Auth. Rev., Advocate Healthcare, Unrefunded, Ser. B, Rfdg.	5.375		04/01/44	1,060	1,120,590
Illinois Fin. Auth. Rev., Central DuPage Hlth.	5.250		11/01/39	2,000	2,133,580
Illinois Fin. Auth. Rev., Central DuPage Hlth., Ser. B	5.500		11/01/39	1,500	1,635,480
Illinois Fin. Auth. Rev., NorthWestern Mem. Hosp., Ser. A	6.000		08/15/39	1,000	1,091,070
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A (Pre-refunded date 05/01/20)(ee)	6.000		05/01/28	1,500	1,695,435
Illinois Fin. Auth. Rev., Univ. of Chicago, Ser. B (Pre-refunded date 07/01/18)(ee)	6.250		07/01/38	5,000	5,226,250
Illinois St., GO	5.000		05/01/39	1,000	1,036,620
Illinois St., GO	5.250		02/01/29	2,000	2,183,920
Illinois St., GO, Rfdg., AGM	4.000		02/01/31	500	503,505
Illinois St., GO, Rfdg., AGM	5.000		01/01/23	3,000	3,182,910
Illinois St., Ser. A, GO	5.000		04/01/20	265	281,229
Illinois St., Ser. B, GO, Rfdg.	5.250		01/01/20	1,505	1,597,843
Illinois St. Sales Tax Rev., Build Illinois Bonds, Rfdg.	5.000		06/15/20	2,000	2,187,880
Illinois St. Toll Hwy. Auth. Rev., Ser. A	5.000		01/01/38	3,125	3,514,375
Illinois St. Toll Hwy. Auth. Rev., Ser. B	5.000		01/01/40	5,000	5,732,300
Illinois St. Toll Hwy. Auth. Rev., Ser. C	5.000		01/01/39	2,000	2,269,920
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, CABS, NATL	4.110	(t)	12/15/34	10,000	4,949,100

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, CABS, NATL	4.250	%(t)	06/15/37	7,500	$3,263,100
Railsplitter Tob. Settlement Auth. Rev., Ser. 2010	6.000		06/01/28	1,250	1,424,912
Regl. Trans. Auth. Rev., Ser. A	4.000		06/01/37	3,605	3,809,331
Springfield Elec. Rev., Sr. Lien, AGM, Rdfg.	4.000		03/01/40	1,000	1,036,070

					79,273,399

Indiana 0.2%
Indianapolis Loc. Pub. Impvt. Bond Bk. Rev., Wtrwrks. Proj., Unrefunded, Ser. A, Rfdg.	5.750		01/01/38	795	841,706
Indianapolis Loc. Pub. Impvt. Bond Bk. Rev., Wtrwrks. Proj., Ser. A, Rfdg. (Pre-refunded date 01/01/19)(ee)	5.750		01/01/38	205	218,485

					1,060,191

Kansas 0.5%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	5.750		11/15/38	1,000	1,095,730
Wyandotte Cnty.-Kansas City Unified Govt. Util. Sys. Rev., Impvt., Ser. A	5.000		09/01/45	2,170	2,458,502

					3,554,232

Kentucky 0.8%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Ser. A (Pre-refunded 06/01/20)(ee)	6.375		06/01/40	3,500	4,003,125
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Ser. A	6.250		06/01/39	500	535,955
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co., Ser. B	5.625		09/01/39	540	577,238

					5,116,318

Louisiana 1.2%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish, Ser. A (Pre-refunded date 04/01/19)(ee)	5.375		04/01/31	1,000	1,070,680
Louisiana Pub. Facs. Auth. Rev., Franciscan Missionaries (Pre-refunded date 07/01/19)(ee)	6.750		07/01/39	1,000	1,105,340
Louisiana Pub. Facs. Auth. Rev., Ser. A, Rfdg.	5.000		07/01/39	2,000	2,256,480
Louisiana St. Hwy. Impt. Rev., Ser. A	5.000		06/15/34	1,250	1,464,400
New Orleans Sewerage Serv. Rev.	5.000		06/01/45	500	561,685
St. Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory put date 06/01/22)	4.000		12/01/40	1,500	1,598,355

					8,056,940

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	21

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Maryland 0.7%
Frederick Cnty. Spl. Oblig. Urbana Cmnty. Dev. Auth. Rev., Ser. A	5.000%	07/01/40	2,000	$2,172,500
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth. (Pre-refunded date 07/01/21)(ee)	6.000	07/01/41	400	474,196
Washington Suburban Sanitary Comm. Rev., Consol. Pub. Impt., 2nd Ser., GO	4.000	06/01/40	2,150	2,314,303

				4,960,999

Massachusetts 4.0%
Massachusetts Bay Trans. Auth. Rev., Mass. Sales Tax, Ser. B, NATL	5.500	07/01/27	1,325	1,721,996
Massachusetts St. Dev. Fin. Agcy. Rev., Harvard Univ., Ser. A, Rfdg.	4.000	07/15/36	5,000	5,522,100
Massachusetts St. Dev. Fin. Agcy. Rev., Harvard Univ., Ser. A, Rfdg. (Pre-refunded date 11/15/18)(ee)	5.500	11/15/36	855	903,718
Massachusetts St. Dev. Fin. Agcy. Rev., Harvard Univ., Unrefunded, Ser. A, Rfdg. (Pre-refunded date 11/15/18)(ee)	5.500	11/15/36	2,645	2,795,712
Massachusetts St. Dev. Fin. Agcy. Rev., Ser. K-6, Partners Healthcare	5.375	07/01/41	5,000	5,468,250
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Tufts Univ., Ser. M	5.500	02/15/28	3,000	3,914,070
Massachusetts St. Port Auth., Ser. A, AMT	5.000	07/01/42	1,000	1,098,530
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000	07/01/32	5,000	5,013,200

				26,437,576

Michigan 1.5%
Michigan St. Bldg. Auth. Rev., Facs. Proj., Ser. I-A, Rfdg.	5.375	10/15/41	750	852,503
Michigan St. Hosp. Fin. Auth. Rev., Ascension Sr. Credit Grp., Rfdg.	5.000	11/15/46	3,000	3,430,080
Royal Oak Hosp. Fin. Auth. Rev., William Beaumont, Ser. W, Rfdg. (Pre-refunded date 08/01/19)(ee)	6.000	08/01/39	2,000	2,191,420
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. A, Rfdg., AMT	5.000	12/01/18	1,500	1,572,525
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. D, Rfdg., AMT	5.000	12/01/28	1,500	1,661,940

				9,708,468

Minnesota 0.2%
Minneapolis St. Paul Metropolitan Arpts. Comm. Rev., Sr., Ser. C	5.000	01/01/46	1,000	1,168,820

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Mississippi 0.1%
Mississippi St. Bus. Fin. Comm. Gulf Opportunity Zone Rev., Chevron USA, Inc., Ser. F, FRDD (Mandatory put date 09/07/17)	0.830	%(cc)	11/01/35	900	$900,000

Missouri 0.6%
Missouri St. Hlth. & Edl. Facs. Auth. Rev., BJC Hlth. Sys.	5.000		01/01/44	3,500	3,888,080

Nevada 0.5%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Ser. A	5.125		07/01/34	3,000	3,267,180

New Jersey 6.4%
Camden Cnty. Impvt. Auth., Cooper Hlth. Sys. Oblig. Grp.	5.750		02/15/42	1,500	1,692,465
Cape May Cnty. Indl. Poll. Ctrl. Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, Rfdg., NATL	6.800		03/01/21	2,615	3,038,577
New Jersey Econ. Dev. Auth. Rev., Ser. BBB, Rfdg.	5.500		06/15/30	1,500	1,744,770
New Jersey Edl. Facs. Auth. Rev., Montclair St. Univ., Ser. A, Rfdg.	5.000		07/01/44	2,500	2,808,400
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp., Rfdg.	4.000		07/01/41	1,500	1,549,560
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp., Rfdg. (Pre-refunded 07/01/21)(ee)	6.000		07/01/41	500	593,365
New Jersey Healthcare Facs. Fin. Auth. Rev., Hackensack Meridian Hlth., Ser. A, Rfdg.	5.000		07/01/39	1,500	1,741,290
New Jersey Healthcare Facs. Fin. Auth. Rev., Inspira Hlth. Oblig. Grp.	4.000		07/01/47	750	771,405
New Jersey Healthcare Facs. Fin. Auth. Rev., Inspira Hlth. Oblig. Grp.	5.000		07/01/42	1,000	1,148,060
New Jersey Healthcare Facs. Fin. Auth. Rev., RWJ Barnabas Hlth. Oblig. Grp., Rfdg.	5.000		07/01/43	1,500	1,705,035
New Jersey Healthcare Facs. Fin. Auth. Rev., RWJ Univ. Hosp.	5.500		07/01/43	1,000	1,158,330
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth., AGC	5.500		07/01/38	2,000	2,150,900
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth., Rfdg.	5.000		07/01/29	1,000	1,139,910
New Jersey St. Tpke. Auth., Tpke. Rev., Ser. A	5.000		01/01/43	3,000	3,378,720
New Jersey St. Tpke. Auth., Tpke. Rev., Ser. B, Rfdg.	5.000		01/01/40	1,000	1,177,510
New Jersey St. Trans. Trust Fund Auth. Rev., Fed. Hwy. Reimbursement Nts., Ser. A-1	5.000		06/15/28	1,250	1,392,650
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	5.500		12/15/23	3,000	3,474,420

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	23

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	5.875%	12/15/38	3,000	$3,135,720
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. B	5.500	06/15/31	1,000	1,086,620
Tob. Settlement Fin. Corp. Rev., Asset-Bkd., Ser. 1A, Rfdg.	4.500	06/01/23	2,925	2,928,364
Tob. Settlement Fin. Corp. Rev., Asset-Bkd., Ser. 1A, Rfdg.	4.625	06/01/26	4,500	4,505,175

				42,321,246

New York 6.4%
Brooklyn Arena Loc. Dev. Corp. Rev., Barclays Ctr. Proj. (Pre-refunded date 01/15/20)(ee)	6.375	07/15/43	750	847,073
Hudson Yards Infrastructure Corp., Rev., Ser. A, Rfdg.	5.000	02/15/42	2,000	2,352,380
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A (Pre-refunded date 05/01/19)(ee)	6.000	05/01/33	1,000	1,084,340
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A, BHAC (Pre-refunded date 05/01/19)(ee)	5.500	05/01/33	2,000	2,152,160
Metropolitan Trans. Auth. Rev., Trans., Ser. C (Pre-refunded date 11/15/18)(ee)	6.500	11/15/28	1,865	1,993,778
Metropolitan Trans. Auth. Rev., Trans., Ser. D	5.250	11/15/40	2,000	2,234,000
Metropolitan Trans. Auth. Rev., Trans., Unrefunded, Ser. C	6.500	11/15/28	480	513,230
Metropolitan Trans. Auth. Rev., Trans., Ser. C (Pre-refunded date 11/15/18)(ee)	6.500	11/15/28	155	165,703
New York City, Unrefunded, Sub. Ser. I-1, GO	5.250	04/01/28	75	80,148
New York City, Sub. Ser. I-1, GO (Pre-refunded date 04/01/19)(ee)	5.250	04/01/28	1,925	2,058,075
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Fiscal 2009, Ser. S-3	5.250	01/15/39	1,500	1,586,325
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Sub. Ser. S-1A	5.250	07/15/37	3,000	3,401,250
New York City Trans. Fin. Auth. Future Tax Sec’d. Rev., Future Tax Sec’d. Sub-Ser. D-1	5.000	11/01/38	3,000	3,398,460
New York City Wtr. & Swr. Sys. Rev., Unrefunded, Fiscal 2009, Ser. A	5.750	06/15/40	765	795,631
New York Liberty Dev. Corp., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	2,037,210
New York St. Dorm. Auth. Rev., Mount Sinai Sch. of Medicine, Ser. A	5.000	07/01/21	1,685	1,859,330
New York St. Dorm. Auth. Rev., Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/20	2,100	2,344,923
New York St. Dorm. Auth. Rev., Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/21	2,000	2,302,540

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B, ETM(ee)	5.500%		10/15/23	3,750	$4,657,800
New York Trans. Dev. Corp. Rev., Laguardia Arpt. Term B, AMT	5.250		01/01/50	1,000	1,111,980
Port Auth. of NY & NJ, Spl. Oblig. Rev., JFK Int’l. Air Terminal	5.000		12/01/20	500	545,260
TSASC, Inc., Rev., Ser. A, Rfdg.	5.000		06/01/41	2,000	2,220,600
Utility Debt Sec. Auth. Rev., Ser. TE	5.000		12/15/41	2,585	3,011,163

					42,753,359

North Carolina 0.4%
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A (Pre-refunded date 01/01/22)(ee)	6.000		01/01/26	650	783,490
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, ETM(ee)	6.400		01/01/21	555	606,754
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, Unrefunded Bal., NATL	6.500		01/01/18	1,005	1,024,427
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. C, AGC, ETM(ee)	6.000		01/01/19	185	192,378

					2,607,049

North Dakota 0.2%
McLean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Ser. A	4.875		07/01/26	1,000	1,067,240

Ohio 4.3%
Buckeye Ohio Tob. Settlement, Asset-Bkd. Sr. Turbo, Ser. A-2	5.125		06/01/24	4,940	4,668,448
Buckeye Ohio Tob. Settlement, Asset-Bkd. Sr. Turbo, Ser. A-2	5.875		06/01/30	3,500	3,402,455
Franklin Cnty. Hosp. Facs. Rev.	4.125		05/15/45	2,000	2,071,380
Franklin Cnty. Hosp. Facs. Rev., Nationwide Children’s Hosp. Proj.	4.000		11/01/45	2,000	2,076,180
Franklin Cnty. Hosp. Facs. Rev., Ohio Hlth. Corp., Ser. A	5.000		11/15/41	2,000	2,184,140
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000		06/01/20	400	439,712
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000		06/01/42	1,250	1,377,312
Hancock Cnty. Hosp. Rev., Blanchard Valley Regl. Hlth. Ctr., Rfdg.	6.250		12/01/34	400	453,512
Hilliard Sch. Dist. Sch. Impvt., CABS, GO, NATL	1.140	(t)	12/01/19	1,720	1,676,381
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg.	6.000		11/15/41	750	867,450

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	25

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg.	6.500%	11/15/37	875	$1,034,198
Middleburg Heights Hosp. Rev. Facs., Southwest Gen., Rfdg.	5.250	08/01/41	800	864,184
Ohio St. Higher Ed. Facs., Comm., Case Western Resv. Univ., Ser. B	6.500	10/01/20	515	554,609
Ohio St. Higher Ed. Facs., Comm., Cleveland Clinic Hlth. Sys., Ser. A-1	5.000	01/01/42	2,000	2,234,360
Ohio St. Rev., Cleveland Clinic Hlth Sys., Ser. A, Rfdg.	4.000	01/01/36	2,500	2,690,675
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. Ln. Fd. Wtr. Quality, Ser. A (Pre-refunded date 12/01/19)(ee)	5.000	12/01/29	2,150	2,346,789

				28,941,785

Oklahoma 1.1%
Oklahoma St. Dev. Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg.	5.000	02/15/42	1,500	1,641,915
Oklahoma Tpke. Auth. Rev., Ser. A	5.000	01/01/42	3,000	3,482,580
Stillwater Util. Auth. Rev., Ser. A	5.000	10/01/39	1,865	2,126,921

				7,251,416

Oregon 0.8%
Oregon St. Dept. Trans. Hwy. User Tax Rev., Sr. Lien., Ser. A (Pre-refunded date 05/15/19)(ee)	5.000	11/15/33	3,500	3,745,070
Port of Portland Arpt. Rev., Ser. 24B, AMT	5.000	07/01/42	1,500	1,727,415

				5,472,485

Pennsylvania 4.7%
Central Bradford Progress Auth., Guthrie Healthcare Sys.	5.375	12/01/41	2,700	3,031,911
Geisinger Auth. Hlth. Sys., Ser. A-1	5.125	06/01/41	2,000	2,170,300
Geisinger Auth. Rev., Ser. A-1, Rfdg.	5.000	02/15/45	1,000	1,151,140
Gen. Auth. of Southcentral PA, Rev., Wellspan Hlth. Oblig. Grp., Ser. A, Rfdg.	5.000	06/01/44	3,000	3,333,030
Lancaster Cnty. Hosp. Auth. Rev., Univ. of Penn. Hlth. Sys. Oblig., Rfdg.	5.000	08/15/42	1,000	1,150,950
Pennsylvania Higher Edl. Fac. Auth. Rev., Thomas Jefferson Univ., Ser. A, Rfdg.	5.000	09/01/45	2,500	2,805,025
Pennsylvania Higher Edl. Fac. Auth. Rev., Trustees Univ. of Pennsylvania, Ser. A	4.000	08/15/41	3,200	3,445,312
Pennsylvania Tpke. Comm. Rev., Ser. A	5.000	12/01/38	1,000	1,144,820
Pennsylvania Tpke. Comm. Rev., Ser. A-1, Rfdg.	5.000	12/01/40	1,500	1,704,900
Pennsylvania Tpke. Comm. Rev., Ser. B	5.000	12/01/45	7,000	7,966,770

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Pennsylvania Tpke. Comm. Rev., Sub. Ser. B-1	5.250%		06/01/47	2,000	$2,319,160
Philadelphia Auth. for Indl. Dev. Rev., Children’s Hospital, Rfdg.	4.000		07/01/37	1,000	1,065,260

					31,288,578

Puerto Rico 0.8%
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A	5.750		07/01/37	1,260	989,113
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A	6.000		07/01/47	1,050	850,510
Puerto Rico Elec. Pwr. Auth. Rev., Ser. UU, Rfdg., FGIC, 3 Month LIBOR + .700%(d)	1.570	(c)	07/01/31	5,000	2,850,000
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. C(d)	5.250		08/01/40	750	475,313

					5,164,936

Rhode Island 0.4%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Facs. Rev., Lifespan Oblig., Ser. A., AGC (Pre-refunded date 05/15/19)(ee)	7.000		05/15/39	2,000	2,206,280
Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000		06/01/40	400	434,176

					2,640,456

South Carolina 1.4%
South Carolina Prt. Auth. Rev, AMT	4.000		07/01/45	1,000	1,038,130
South Carolina Pub. Svc. Auth. Rev., Refunded, Ser. A, Rfdg. (Pre-refunded date 01/01/19)(ee)	5.500		01/01/38	2,300	2,441,795
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A, Rfdg.	5.125		12/01/43	2,000	2,212,240
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A, Rfdg.	5.750		12/01/43	3,000	3,457,590
South Carolina Pub. Svc. Auth. Rev., Ser. A, Rfdg. (Pre-refunded date 01/01/19)(ee)	5.500		01/01/38	200	212,330

					9,362,085

South Dakota 0.4%
South Dakota Edl. Enhancement Fdg. Corp. Rev., Tob. Ser. B	5.000		06/01/27	1,000	1,122,740
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Avera Hlth., Ser. A, Rfdg.	5.000		07/01/42	1,600	1,734,928

					2,857,668

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	27

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Tennessee 0.6%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd., Ser. A	5.250%	01/01/45	1,500	$1,587,690
Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. B, Rfdg., AMT	5.750	07/01/25	1,000	1,118,480
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,126,650

				3,832,820

Texas 7.5%
Austin Conv. Enterprises, Inc., Rev., Ser. A, Rfdg.	5.000	01/01/34	1,100	1,265,330
Austin Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Ser. A (Pre-refunded date 11/15/19)(ee)	5.125	11/15/29	2,000	2,183,760
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. D, Rfdg. (Escrow Bond)^(d)	5.400	10/01/29	1,000	—
Brazos River Auth. Poll. Ctrl. Rev., TXU Rmkt., Rfdg., AMT (Escrow Bond)^(d)	5.400	05/01/29	1,500	—
Central TX Regl. Mobility Auth. Rev., Sr. Lien (Pre-refunded date 01/01/21)(ee)	6.000	01/01/41	1,000	1,159,930
Central TX Regl. Mobility Auth. Rev., Sr. Lien, Ser. A	5.000	01/01/45	1,000	1,122,330
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	6.000	08/15/43	1,000	1,171,350
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch., Rfdg., PSFG	5.000	08/15/39	1,000	1,147,680
Dallas-Fort Worth Int’l. Arpt. Rev., Ser. E, Rfdg., AMT	5.000	11/01/35	5,000	5,486,400
Grand Parkway Trans. Corp., First Tier Toll Rev., Ser. A	5.125	10/01/43	2,000	2,246,500
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Children’s Hosp. Proj.	5.500	10/01/39	1,500	1,624,605
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Houston Methodist Hosp. Oblig.	4.000	12/01/45	1,500	1,549,425
Harris Cnty. Metro. Trans. Auth. Rev., Ser. A	5.000	11/01/36	3,000	3,391,980
Houston Arpt. Sys. Rev., Sr. Lien, Ser. A, Rfdg.	5.500	07/01/39	1,000	1,036,850
Houston Arpt. Sys. Rev., Sub. Lien, Ser. A, Rfdg., AMT	5.000	07/01/25	575	646,484
Houston Arpt. Sys. Rev., Sub. Lien, Ser. A, Rfdg., AMT	5.000	07/01/32	1,000	1,114,080
Houston Arpt. Sys. Rev., Sub. Lien, Ser. B, Rfdg.	5.000	07/01/32	2,000	2,280,020
Houston Combined Util. Sys. Rev., 1st Lien, Rfdg., AGC (Pre-refunded date 05/15/19)(ee)	5.250	11/15/33	1,430	1,535,806
Houston Combined Util. Sys. Rev., Unrefunded, 1st Lien, Ser. A, Rfdg., AGC	5.250	11/15/33	80	85,581
Lower Colo. Riv. Auth. Tex. Rev., Rfdg., BHAC	5.250	05/15/28	2,000	2,063,100
North TX Twy. Auth. Rev., First Tier, Rfdg.	6.000	01/01/38	1,000	1,145,750
North TX Twy. Auth. Rev., Ser. B, Rfdg.	5.000	01/01/45	2,000	2,251,660
North TX Twy. Auth. Rev., Spl. Projs., Ser. A	5.500	09/01/41	1,000	1,163,190
North TX Twy. Auth. Rev., Unrefunded Sys., First Tier, Rfdg.	5.750	01/01/40	165	167,452

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North TX Twy. Auth. Rev., Unrefunded, First Tier, Ser. A, Rfdg.	6.250%		01/01/39	370	$393,462
North TX Twy. Auth. Rev., First Tier, Ser. A, Rfdg. (Pre-refunded date 01/01/19)(ee)	6.250		01/01/39	1,130	1,210,241
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B, Rfdg. (Escrow Bond)^(d)	6.150		08/01/22	1,000	—
San Antonio Wtr. Sys. Rev., Jr. Lien, Ser. C, Rfdg.	5.000		05/15/41	1,000	1,171,200
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Baylor Scott & White Hlth., Ser. A, Rfdg.	4.000		11/15/36	1,500	1,582,320
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Sr. Lien, Ser. D	5.625		12/15/17	400	404,572
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Var. Sr. Lien, Ser. B, 3 Month LIBOR + .700%	1.535	(c)	12/15/26	1,500	1,431,405
Texas Private Activity Surface Trans. Corp., Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	6.750		06/30/43	500	578,910
Texas Private Activity Surface Trans. Corp., Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	7.000		12/31/38	1,500	1,737,000
Texas Private Activity Surface Trans. Corp., Sr. Lien LBJ Infrastructure	7.000		06/30/40	2,500	2,834,475
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A, GO	5.250		12/01/23	2,500	2,689,850

					49,872,698

Virginia 0.3%
Fairfax Cnty. Indl. Dev. Auth. Rev., Healthcare, Inova Hlth. Sys.	5.000		05/15/40	2,000	2,237,560

Washington 3.1%
Port of Seattle Rev., Intermediate Lien, Ser. B, Rfdg., AMT	5.000		09/01/26	1,115	1,256,549
Port of Seattle Rev., Intermediate Lien, Ser. C, Rfdg., AMT	5.000		02/01/24	2,500	2,805,125
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.	5.750		12/01/35	625	682,681
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev., Rfdg. & Impvt., Ser. A	5.000		12/01/37	1,000	1,057,590
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rfdg.	5.000		07/01/38	2,690	3,014,764
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rfdg.	5.500		07/01/30	1,115	1,222,430
Washington St. Healthcare Facs. Auth. Rev., Providence Hlth. & Svcs., Ser. A	5.000		10/01/39	3,500	3,730,195
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hospital (Pre-refunded date 10/01/19)(ee)	5.625		10/01/38	1,250	1,371,475
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hospital, Ser. A	5.000		10/01/42	2,000	2,227,140

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	29

Schedule of Investments (continued)

as of August 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Washington (cont’d.)
Washington St. Healthcare Facs. Auth. Rev., Seattle’s Children’s Hospital, Ser. A	5.000%	10/01/47	1,000	$1,160,400
Washington St. Healthcare Facs. Auth. Rev., Swedish Hlth. Svcs., Ser. A (Pre-refunded date 05/15/21)(ee)	6.250	11/15/41	1,500	1,784,265

				20,312,614

West Virginia 0.1%
West Virginia Econ. Dev. Auth. Rev., Morgantown Energy Assoc., Rfdg., AMT	2.875	12/15/26	485	474,354

Wisconsin 0.7%
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Ascension Hlth. Credit Grp., Ser. A, Rfdg.	4.000	11/15/46	2,500	2,566,525
Wisconsin St. Rev., St. Approp., Ser. A, Rfdg. (Pre-refunded date 05/01/19)(ee)	5.750	05/01/33	190	205,506
Wisconsin St. Rev., Unrefunded, St. Approp., Ser A, Rfdg. (Pre-refunded date 05/01/19)(ee)	5.750	05/01/33	1,810	1,957,714

				4,729,745

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750	07/15/39	500	534,275

TOTAL INVESTMENTS 99.5% (cost $614,493,168)				661,148,238
Other assets in excess of liabilities 0.5%				3,336,251

NET ASSETS 100.0%				$664,484,489

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BHAC—Berkshire Hathaway Assurance Corp.

CABS—Capital Appreciation Bonds

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Co.

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

See Notes to Financial Statements.

30

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate London

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

PSFG—Permanent School Fund Guarantee

#	Principal amount shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$2,373,210	$—
Arizona	—	26,849,031	—
California	—	101,320,065	—
Colorado	—	7,713,655	—
Connecticut	—	2,477,365	—
District of Columbia	—	26,237,551	—
Florida	—	59,876,090	—

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	31

Schedule of Investments (continued)

as of August 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds (continued)
Georgia	$—	$16,506,789	$—
Hawaii	—	5,612,360	—
Idaho	—	1,067,550	—
Illinois	—	79,273,399	—
Indiana	—	1,060,191	—
Kansas	—	3,554,232	—
Kentucky	—	5,116,318	—
Louisiana	—	8,056,940	—
Maryland	—	4,960,999	—
Massachusetts	—	26,437,576	—
Michigan	—	9,708,468	—
Minnesota	—	1,168,820	—
Mississippi	—	900,000	—
Missouri	—	3,888,080	—
Nevada	—	3,267,180	—
New Jersey	—	42,321,246	—
New York	—	42,753,359	—
North Carolina	—	2,607,049	—
North Dakota	—	1,067,240	—
Ohio	—	28,941,785	—
Oklahoma	—	7,251,416	—
Oregon	—	5,472,485	—
Pennsylvania	—	31,288,578	—
Puerto Rico	—	5,164,936	—
Rhode Island	—	2,640,456	—
South Carolina	—	9,362,085	—
South Dakota	—	2,857,668	—
Tennessee	—	3,832,820	—
Texas	—	49,872,698	—
Virginia	—	2,237,560	—
Washington	—	20,312,614	—
West Virginia	—	474,354	—
Wisconsin	—	4,729,745	—
Wyoming	—	534,275	—

Total	$—	$661,148,238	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

32

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2017 were as follows (unaudited):

Healthcare	21.3%
Transportation	19.8
Pre-Refunded	10.7
General Obligation	10.6
Special Tax/Assessment District	6.6
Education	6.3
Power	4.8
Water & Sewer	4.7
Lease Backed Certificate of Participation	4.7
Tobacco	3.4
Pre-pay Gas	2.6%
Corporate Backed IDB & PCR	1.9
Development	1.1
Tobacco Appropriated	0.6
Insurance	0.3
Solid Waste/Resource Recovery	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of August 31, 2017, accordingly, no derivative positions are presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$536

For the year ended August 31, 2017, there was no change in unrealized appreciation (depreciation) on derivatives recognized in income.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	33

Statement of Assets & Liabilities

as of August 31, 2017

Assets
Unaffiliated investments (cost $614,493,168)	$661,148,238
Cash	2,472,115
Interest receivable	7,756,202
Receivable for investments sold	2,319,678
Receivable for Fund shares sold	515,550

Total assets	674,211,783

Liabilities
Payable for investments purchased	8,050,080
Payable for Fund shares reacquired	785,324
Dividends payable	283,907
Management fee payable	270,244
Distribution fee payable	153,483
Accrued expenses	79,330
Unaffiliated transfer agent’s fees and expenses payable	72,196
Affiliated transfer agent fee payable	30,886
Deferred directors’ fees	1,844

Total liabilities	9,727,294

Net Assets	$664,484,489

Net assets were comprised of:
Common stock, at par	$443,034
Paid-in capital in excess of par	630,142,371

630,585,405
Undistributed net investment income	1,711,481
Accumulated net realized loss on investment transactions	(14,467,467)
Net unrealized appreciation on investments	46,655,070

Net assets, August 31, 2017	$664,484,489

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($567,227,852 ÷ 37,823,149 shares of common stock issued and outstanding)	$15.00
Maximum sales charge (4.00% of offering price)	0.63

Maximum offering price to public	$15.63

Class B
Net asset value, offering price and redemption price per share
($18,277,871 ÷ 1,215,269 shares of common stock issued and outstanding)	$15.04

Class C
Net asset value, offering price and redemption price per share
($29,522,077 ÷ 1,964,313 shares of common stock issued and outstanding)	$15.03

Class Z
Net asset value, offering price and redemption price per share
($49,456,689 ÷ 3,300,639 shares of common stock issued and outstanding)	$14.98

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	35

Statement of Operations

Year Ended August 31, 2017

Net Investment Income (Loss)
Income
Interest income	$29,057,763

Expenses
Management fee	3,194,807
Distribution fee—Class A	1,441,629
Distribution fee—Class B	105,087
Distribution fee—Class C	310,617
Transfer agent’s fees and expenses (including affiliated expense of $167,800)	407,000
Custodian and accounting fees	97,000
Registration fees	92,000
Audit fee	39,000
Shareholders’ reports	27,000
Legal fees and expenses	27,000
Directors’ fees	18,000
Loan interest expense	296
Miscellaneous	23,964

Total expenses	5,783,400
Less: Custodian fee credit	(1,815)

5,781,585

Net investment income (loss)	23,276,178

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(4,929,046)
Futures transactions	536

(4,928,510)

Net change in unrealized appreciation (depreciation) on investments	(19,198,499)

Net gain (loss) on investment transactions	(24,127,009)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(850,831)

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,276,178	$24,188,679
Net realized gain (loss) on investment transactions	(4,928,510)	2,584,193
Net change in unrealized appreciation (depreciation) on investments	(19,198,499)	20,173,881

Net increase (decrease) in net assets resulting from operations	(850,831)	46,946,753

Dividends from net investment income
Class A	(19,976,098)	(20,994,432)
Class B	(675,580)	(848,626)
Class C	(851,433)	(825,312)
Class Z	(1,469,357)	(1,174,512)

	(22,972,468)	(23,842,882)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	52,046,861	54,769,883
Net asset value of shares issued in reinvestment of dividends and distributions	19,363,359	19,974,838
Cost of shares reacquired	(91,763,432)	(65,888,597)

Net increase (decrease) in net assets from Fund share transactions	(20,353,212)	8,856,124

Total increase (decrease)	(44,176,511)	31,959,995

Net Assets:
Beginning of year	708,661,000	676,701,005

End of year(a)	$664,484,489	$708,661,000

(a) Includes undistributed net investment income of:	$1,711,481	$1,224,273

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	37

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

38

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Prudential National Muni Fund, Inc.	39

Notes to Financial Statements (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net

40

investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .48% of the Fund’s average daily net assets for the year ended August 31, 2017.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s

Prudential National Muni Fund, Inc.	41

Notes to Financial Statements (continued)

Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $323,870 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2017. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2017 it received $3,325, $10,641 and $4,126 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended August 31, 2017, were $217,782,526 and $239,266,513, respectively. For the year ended August 31, 2017, the Fund’s purchases and sales transactions under Rule 17a-7, were $25,302,519 and $36,157,443, respectively. There were no realized gains (losses) associated with these 17a-7 sales transactions during the reporting period.

42

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended August 31, 2017, the adjustments were to increase undistributed net investment income by $183,498, increase accumulated net realized loss on investment transactions by $148,309 and decrease paid-in capital in excess of par by $35,189 due to the difference in the treatment of accreting market discount between financial and tax reporting, defaulted securities and the expiration of a capital loss carryforward. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended August 31, 2017, the tax character of dividends paid by the Fund were $249,546 of ordinary income and $22,722,922 of tax-exempt income. For the year ended August 31, 2016, the tax character of dividends paid by the Fund were $250,429 of ordinary income and $23,592,453 of tax-exempt income.

As of August 31, 2017, the accumulated undistributed earnings on a tax basis were $1,978,039 of tax-exempt income (includes timing difference of $283,907 for dividends payable) and $92,395 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$611,625,664	$51,126,311	$(1,603,737)	$49,522,574

The differences between book basis and tax basis was primarily attributable to differences in the treatment of accreting market discount for book and tax purposes and other book to tax differences.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund expired approximately $35,000 of its capital loss carryforward in the fiscal year ended

Prudential National Muni Fund, Inc.	43

Notes to Financial Statements (continued)

August 31, 2017. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2017, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$10,198,000

Pre-Enactment Losses:
Expiring 2018	3,328,000
Expiring 2019	1,157,000

$4,485,000

The Fund elected to treat certain post-October losses of approximately $2,725,000 as having been incurred in the following fiscal year (August 31, 2018).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4.00%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are subject to a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

44

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into six classes, designated Class A, Class B, Class C, Class Z, Class T and Class Q common stock, each of which consists of 150 million, 5 million, 25 million, 375 million, 75 million and 370 million shares, respectively. The Fund currently does not have any Class T shares outstanding.

At reporting period end, three shareholders of record held 38% of the Fund’s outstanding shares. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2017:
Shares sold	2,021,394	$30,035,467
Shares issued in reinvestment of dividends and distributions	1,126,210	16,768,602
Shares reacquired	(4,484,399)	(66,826,754)

Net increase (decrease) in shares outstanding before conversion	(1,336,795)	(20,022,685)
Shares issued upon conversion from other share class(es)	293,891	4,373,168
Shares reacquired upon conversion into other share class(es)	(599,654)	(8,861,492)

Net increase (decrease) in shares outstanding	(1,642,558)	$(24,511,009)

Year ended August 31, 2016:
Shares sold	2,333,849	$35,866,815
Shares issued in reinvestment of dividends and distributions	1,151,699	17,611,483
Shares reacquired	(3,582,973)	(54,751,437)

Net increase (decrease) in shares outstanding before conversion	(97,425)	(1,273,139)
Shares issued upon conversion from other share class(es)	178,391	2,717,575
Shares reacquired upon conversion into other share class(es)	(269,213)	(4,142,686)

Net increase (decrease) in shares outstanding	(188,247)	$(2,698,250)

Class B
Year ended August 31, 2017:
Shares sold	11,611	$175,826
Shares issued in reinvestment of dividends and distributions	36,456	544,436
Shares reacquired	(152,667)	(2,270,981)

Net increase (decrease) in shares outstanding before conversion	(104,600)	(1,550,719)
Shares reacquired upon conversion into other share class(es)	(270,319)	(4,036,847)

Net increase (decrease) in shares outstanding	(374,919)	$(5,587,566)

Year ended August 31, 2016:
Shares sold	23,705	$362,046
Shares issued in reinvestment of dividends and distributions	44,785	686,571
Shares reacquired	(148,793)	(2,280,316)

Net increase (decrease) in shares outstanding before conversion	(80,303)	(1,231,699)
Shares reacquired upon conversion into other share class(es)	(168,389)	(2,572,467)

Net increase (decrease) in shares outstanding	(248,692)	$(3,804,166)

Prudential National Muni Fund, Inc.	45

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended August 31, 2017:
Shares sold	340,035	$5,096,123
Shares issued in reinvestment of dividends and distributions	50,307	750,663
Shares reacquired	(524,851)	(7,808,346)

Net increase (decrease) in shares outstanding before conversion	(134,509)	(1,961,560)
Shares reacquired upon conversion into other share class(es)	(117,069)	(1,750,743)

Net increase (decrease) in shares outstanding	(251,578)	$(3,712,303)

Year ended August 31, 2016:
Shares sold	699,734	$10,724,904
Shares issued in reinvestment of dividends and distributions	46,694	716,532
Shares reacquired	(217,666)	(3,327,718)

Net increase (decrease) in shares outstanding before conversion	528,762	8,113,718
Shares reacquired upon conversion into other share class(es)	(14,155)	(216,689)

Net increase (decrease) in shares outstanding	514,607	$7,897,029

Class Z
Year ended August 31, 2017:
Shares sold	1,127,597	$16,739,445
Shares issued in reinvestment of dividends and distributions	87,356	1,299,658
Shares reacquired	(995,278)	(14,857,351)

Net increase (decrease) in shares outstanding before conversion	219,675	3,181,752
Shares issued upon conversion from other share class(es)	710,411	10,496,892
Shares reacquired upon conversion into other share class(es)	(14,963)	(220,978)

Net increase (decrease) in shares outstanding	915,123	$13,457,666

Year ended August 31, 2016:
Shares sold	509,887	$7,816,118
Shares issued in reinvestment of dividends and distributions	62,782	960,252
Shares reacquired	(361,912)	(5,529,126)

Net increase (decrease) in shares outstanding before conversion	210,757	3,247,244
Shares issued upon conversion from other shares class(es)	283,783	4,359,375
Shares reacquired upon conversion into other share class(es)	(9,473)	(145,108)

Net increase (decrease) in shares outstanding	485,067	$7,461,511

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of

46

$900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended August 31, 2017. The average daily balance for the 20 days that the Fund had loans outstanding during the period was $299,150, borrowed at a weighted average interest rate of 1.78%. The maximum loan balance outstanding during the period was $3,677,000. At August 31, 2017, the Fund did not have an outstanding loan balance.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

9. Other

At the Fund’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective September 1, 2017.

Prudential National Muni Fund, Inc.	47

Financial Highlights

Class A Shares
	Year Ended August 31,
	2017(c)	2016(c)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.52	$15.00	$15.25	$14.21	$15.60
Income (loss) from investment operations:
Net investment income (loss)	.52	.54	.56	.58	.57
Net realized and unrealized gain (loss) on investment transactions	(.52)	.51	(.27)	1.03	(1.40)
Total from investment operations	-	1.05	.29	1.61	(.83)
Less Dividends:
Dividends from net investment income	(.52)	(.53)	(.54)	(.57)	(.56)
Net asset value, end of year	$15.00	$15.52	$15.00	$15.25	$14.21
Total Return(a):	.06%	7.14%	1.93%	11.47%	(5.53)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$567,228	$612,452	$594,949	$636,897	$633,370
Average net assets (000)	$576,650	$600,384	$624,919	$632,625	$724,250
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement(b)	.84%	.84%	.84%	.84%	.82%
Expenses before waivers and/or expense reimbursement(b)	.84%	.84%	.87%	.89%	.87%
Net investment income (loss)	3.51%	3.55%	3.66%	3.89%	3.67%
Portfolio turnover rate(d)	33%	20%	15%	12%	25%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(c)	Calculated based on average shares outstanding during the year.
(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

48

Class B Shares
	Year Ended August 31,
	2017(b)	2016(b)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.56	$15.05	$15.30	$14.26	$15.64
Income (loss) from investment operations:
Net investment income (loss)	.49	.51	.53	.54	.53
Net realized and unrealized gain (loss) on investment transactions	(.53)	.50	(.27)	1.03	(1.38)
Total from investment operations	(.04)	1.01	.26	1.57	(.85)
Less Dividends:
Dividends from net investment income	(.48)	(.50)	(.51)	(.53)	(.53)
Net asset value, end of year	$15.04	$15.56	$15.05	$15.30	$14.26
Total Return(a):	(.19)%	6.79%	1.68%	11.17%	(5.67)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,278	$24,749	$27,670	$32,479	$32,891
Average net assets (000)	$21,017	$26,104	$30,215	$32,599	$36,454
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.09%	1.09%	1.09%	1.09%	1.07%
Expenses before waivers and/or expense reimbursement	1.09%	1.09%	1.09%	1.09%	1.07%
Net investment income (loss)	3.26%	3.30%	3.41%	3.64%	3.43%
Portfolio turnover rate(c)	33%	20%	15%	12%	25%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	49

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2017(b)	2016(b)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.56	$15.04	$15.30	$14.25	$15.64
Income (loss) from investment operations:
Net investment income (loss)	.41	.43	.44	.47	.45
Net realized and unrealized gain (loss) on investment transactions	(.53)	.51	(.27)	1.04	(1.39)
Total from investment operations	(.12)	.94	.17	1.51	(.94)
Less Dividends:
Dividends from net investment income	(.41)	(.42)	(.43)	(.46)	(.45)
Net asset value, end of year	$15.03	$15.56	$15.04	$15.30	$14.25
Total Return(a):	(.72)%	6.36%	1.12%	10.69%	(6.21)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,522	$34,471	$25,593	$24,900	$26,279
Average net assets (000)	$31,063	$29,890	$25,478	$24,794	$33,348
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.59%	1.59%	1.59%	1.59%	1.57%
Expenses before waivers and/or expense reimbursement	1.59%	1.59%	1.59%	1.59%	1.57%
Net investment income (loss)	2.76%	2.79%	2.92%	3.14%	2.90%
Portfolio turnover rate(c)	33%	20%	15%	12%	25%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended August 31,
	2017(b)	2016(b)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.51	$14.99	$15.24	$14.20	$15.58
Income (loss) from investment operations:
Net investment income (loss)	.56	.58	.59	.61	.60
Net realized and unrealized gain (loss) on investment transactions	(.54)	.51	(.26)	1.03	(1.38)
Total from investment operations	.02	1.09	.33	1.64	(.78)
Less Dividends:
Dividends from net investment income	(.55)	(.57)	(.58)	(.60)	(.60)
Net asset value, end of year	$14.98	$15.51	$14.99	$15.24	$14.20
Total Return(a):	.24%	7.41%	2.18%	11.75%	(5.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,457	$36,989	$28,490	$19,660	$19,286
Average net assets (000)	$39,555	$31,385	$23,736	$18,061	$26,027
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.59%	.59%	.59%	.59%	.57%
Expenses before waivers and/or expense reimbursement	.59%	.59%	.59%	.59%	.57%
Net investment income (loss)	3.77%	3.79%	3.92%	4.14%	3.90%
Portfolio turnover rate(c)	33%	20%	15%	12%	25%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential National Muni Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2017

52

Tax Information (unaudited)

During the fiscal year ended August 31, 2017, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.51	$.47	$.40	$.55

In January 2018, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2017.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential National Muni Fund, Inc.	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential National Muni Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential National Muni Fund, Inc.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential National Muni Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential National Muni Fund, Inc. (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors,1 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper General & Insured Municipal Debt Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments’ assertion that the Fund’s Peer Universe contains funds with varying duration profiles and differing average credit quality profiles, making relative peer comparisons more challenging.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential National Muni Fund, Inc.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C.Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential National Muni Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL NATIONAL MUNI FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	74441U105	74441U204	74441U303	74441U402

MF104E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $38,774 and $50,804 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(c) Tax Fees

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(d) All Other Fees

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2017 and August 31, 2016: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2017 and August 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 18, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 18, 2017